Exhibit 10.18

Oct 27, 2014

O.COM LAND LLC

CARTER LEE

6350 SOUTH 3000 EAST

SAL T LAKE CITY, UT

84121

OUR REF: 34355CB

Dear Sirs,

The purpose of this letter agreement is to set forth the terms and conditions of the Interest Rate Product Transaction entered into between us on the trade date referred to below. This letter constitutes a ‘Confirmation’ as referred to in the Interest Rate Swap Agreement specified below.

1.               If you and we are parties to a Master Agreement or Interest Rate and Currency Exchange Agreement that sets forth the general terms and conditions applicable to Swap Transactions between us ( the ‘Agreement’), this confirmation supplements, forms a part of, and is subject to, such Agreement. If you and we are not yet parties to an Agreement, this Confirmation evidences a complete binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. In addition, upon the execution by you and us of an Interest Rate Swap Agreement ( the ‘Agreement’ ), in the form published by the International Swaps and Derivatives Association, Inc. ( ‘ISDA’ ), with such modifications as you and we shall in good faith agree, this Confirmation will supplement, form a part of, and be subject to the Agreement. All provisions contained or incorporated by reference in such Agreement upon its execution shall govern this Confirmation except as expressly modified below. The definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. Both parties will make each payment specified in this Confirmation as being payable by it by transfer of the relevant amount in freely transferable funds to the account of the other party specified below. The obligations of the parties under this Confirmation will be calculated and payable on the basis of Net Payments. This agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine). The Termination Currency will be US Dollars.

2.               The terms of the particular Interest Rate Product Transaction to which this confirmation relates are as follows:

Interest Rate Swap

Trade Entry Date	:	Oct 27, 2014

Effective Date	:	Sep 01, 2015, subject to no Adjustment

Termination Date	:	Oct 01, 2023, subject to no Adjustment

Notional Amount	:	USD 1,713,565.01

NOTIONAL BALANCES

From Date	To Date	Currency	Notional
Sep 01, 2015	Oct 01, 2015	USD	1,713,565.01

Oct 01, 2015	Nov 01, 2015	USD	4,393,157.68

Nov 01, 2015	Dec 01, 2015	USD	7,072,749.88

Dec 01, 2015	Jan 01, 2016	USD	9,618,788.29

Jan 01, 2016	Feb 01, 2016	USD	11,994,499.64

Feb 01, 2016	Mar 01, 2016	USD	13,980,955.11

Mar 01, 2016	Apr 01, 2016	USD	16,025,727.71

Apr 01, 2016	May 01, 2016	USD	16,820,400.89

May 01, 2016	Jun 01, 2016	USD	17,608,936.81

Jun 01, 2016	Jul 01, 2016	USD	18,533,388.27

Jul 01, 2016	Aug 01, 2016	USD	19,421,268.56

Aug 01, 2016	Sep 01, 2016	USD	20,187,645.86

Sep 01, 2016	Oct 01, 2016	USD	21,175,586.80

Oct 01, 2016	Nov 01, 2016	USD	21,507,200.00

Nov 01, 2016	Dec 01, 2016	USD	21,507,200.00

Dec 01, 2016	Jan 01, 2017	USD	21,507,200.00

Jan 01, 2017	Feb 01, 2017	USD	21,507,200.00

Feb 01, 2017	Mar 01, 2017	USD	21,463,163.35

Mar 01, 2017	Apr 01, 2017	USD	21,419,126.70

Apr 01, 2017	May 01, 2017	USD	21,375,090.05

May 01, 2017	Jun 01, 2017	USD	21,331,053.40

Jun 01, 2017	Jul 01, 2017	USD	21,287,016.75

Jul 01, 2017	Aug 01, 2017	USD	21,242,980.10

Aug 01, 2017	Sep 01, 2017	USD	21,198,943.45

Sep 01, 2017	Oct 01, 2017	USD	21,154,906.80

Oct 01, 2017	Nov 01, 2017	USD	21,110,870.15

Nov 01, 2017	Dec 01, 2017	USD	21,066,833.50

Dec 01, 2017	Jan 01, 2018	USD	21,022,796.85

Jan 01, 2018	Feb 01, 2018	USD	20,978,760.20

Feb 01, 2018	Mar 01, 2018	USD	20,934,723.55

Mar 01, 2018	Apr 01, 2018	USD	20,890,686.90

Apr 01, 2018	May 01, 2018	USD	20,846,650.25

May 01, 2018	Jun 01, 2018	USD	20,802,613.60

Jun 01, 2018	Jul 01, 2018	USD	20,758,576.95

Jul 01, 2018	Aug 01, 2018	USD	20,714,540.30

Aug 01, 2018	Sep 01, 2018	USD	20,670,503.65

Sep 01, 2018	Oct 01, 2018	USD	20,626,467.00

Oct 01, 2018	Nov 01, 2018	USD	20,582,430.35

Nov 01, 2018	Dec 01, 2018	USD	20,538,393.70

Dec 01, 2018	Jan 01, 2019	USD	20,494,357.05

Jan 01, 2019	Feb 01, 2019	USD	20,450,320.40

Feb 01, 2019	Mar 01, 2019	USD	20,406,283.75

Mar 01, 2019	Apr 01, 2019	USD	20,362,247.10

Apr 01, 2019	May 01, 2019	USD	20,318,210.45

May 01, 2019	Jun 01, 2019	USD	20,274,173.80

Jun 01, 2019	Jul 01, 2019	USD	20,230,137.15

Jul 01, 2019	Aug 01, 2019	USD	20,186,100.50

Aug 01, 2019	Sep 01, 2019	USD	20,142,063.85

Sep 01, 2019	Oct 01, 2019	USD	20,098,027.20

Oct 01, 2019	Nov 01, 2019	USD	20,053,990.55

Nov 01, 2019	Dec 01, 2019	USD	20,009,953.90

Dec 01, 2019	Jan 01, 2020	USD	19,965,917.25

Jan 01, 2020	Feb 01, 2020	USD	19,921,880.60

Feb 01, 2020	Mar 01, 2020	USD	19,877,843.95

Mar 01, 2020	Apr 01, 2020	USD	19,833,807.30

Apr 01, 2020	May 01, 2020	USD	19,789,770.65

May 01, 2020	Jun 01, 2020	USD	19,745,734.00

Jun 01, 2020	Jul 01, 2020	USD	19,701,697.35

Jul 01, 2020	Aug 01, 2020	USD	19,657,660.70

Aug 01, 2020	Sep 01, 2020	USD	19,613,624.05

Sep 01, 2020	Oct 01, 2020	USD	19,569,587.40

Oct 01, 2020	Nov 01, 2020	USD	19,525,550.75

Nov 01, 2020	Dec 01, 2020	USD	19,481,514.10

Dec 01, 2020	Jan 01, 2021	USD	19,437,477.45

Jan 01, 2021	Feb 01, 2021	USD	19,393,440.80

Feb 01, 2021	Mar 01, 2021	USD	19,349,404.15

Mar 01, 2021	Apr 01, 2021	USD	19,305,367.50

Apr 01, 2021	May 01, 2021	USD	19,261,330.85

May 01, 2021	Jun 01, 2021	USD	19,217,294.20

Jun 01, 2021	Jul 01, 2021	USD	19,173,257.55

Jul 01, 2021	Aug 01, 2021	USD	19,129,220.90

Aug 01, 2021	Sep 01, 2021	USD	19,085,184.25

Sep 01, 2021	Oct 01, 2021	USD	19,041,147.60

Oct 01, 2021	Nov 01, 2021	USD	18,997,110.95

Nov 01, 2021	Dec 01, 2021	USD	18,953,074.30

Dec 01, 2021	Jan 01, 2022	USD	18,909,037.65

Jan 01, 2022	Feb 01, 2022	USD	18,865,001.00

Feb 01, 2022	Mar 01, 2022	USD	18,820,964.35

Mar 01, 2022	Apr 01, 2022	USD	18,776,927.70

Apr 01, 2022	May 01, 2022	USD	18,732,891.05

May 01, 2022	Jun 01, 2022	USD	18,688,854.40

Jun 01, 2022	Jul 01, 2022	USD	18,644,817.75

Jul 01, 2022	Aug 01, 2022	USD	18,600,781.10

Aug 01, 2022	Sep 01, 2022	USD	18,556,744.45

Sep 01, 2022	Oct 01, 2022	USD	18,512,707.80

Oct 01, 2022	Nov 01, 2022	USD	18,468,671.15

Nov 01, 2022	Dec 01, 2022	USD	18,424,634.50

Dec 01, 2022	Jan 01, 2023	USD	18,380,597.85

Jan 01, 2023	Feb 01, 2023	USD	18,336,561.20

Feb 01, 2023	Mar 01, 2023	USD	18,292,524.55

Mar 01, 2023	Apr 01, 2023	USD	18,248,487.90

Apr 01, 2023	May 01, 2023	USD	18,204,451.25

May 01, 2023	Jun 01, 2023	USD	18,160,414.60

Jun 01, 2023	Jul 01, 2023	USD	18,116,377.95

Jul 01, 2023	Aug 01, 2023	USD	18,072,341.30

Aug 01, 2023	Sep 01, 2023	USD	18,028,304.65

Sep 01, 2023	Oct 01, 2023	USD	17,984,268.00

FLOATING AMOUNTS

Floating Rate Payer	:	COMPASS BANK

Period End Dates	:	Monthly on the 1st commencing Oct 01, 2015 and ending with the Termination Date subject to no Adjustment

Floating Rate Payer Payment	:	Monthly on the 1st commencing Dates Oct 01, 2015 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for Initial Calculation Period	:	To be determined.

Floating Rate Option	:	USD-LIBOR-BBA

Designated Maturity	:	1 month

Spread	:	None

Floating Rate Day Count Fraction	:	ACTUAL /360

Reset Dates	:	The first day of each Calculation Period

Compounding	:	Inapplicable

FIXED AMOUNTS

Fixed Rate Payer	:	O.COM LAND LLC

Period End Dates	:	Monthly on the 1st commencing Oct 01, 2015 and ending with the Termination Date subject to no Adjustment

Fixed Rate Payer Payment	:	Monthly on the 1st commencing Dates Oct 01, 2015 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate	:	2.580000 % per annum

Fixed Rate Day Count Fraction	:	ACTUAL /360

Calculation Agent	:	COMPASS BANK

Business Days for Fixings in USD	:	New York & London Bank Holidays

Business Days for Payments in USD	:	New York Banking

3.               Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a)                  Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction: it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b)                  Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(c)                   Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

4.               Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement with respect to the Transaction by signing and returning this Confirmation to Compass Bank (see fax and mail instructions in Section 5 below), within ten (10) business days. Your failure to return an executed copy of this Confirmation, or to otherwise formally acknowledge agreement with its terms, within such period shall not affect the validity or enforceability of the Transaction as against you. Failure to return an executed copy of this Confirmation will be deemed to be an agreement to all terms and conditions contained in this Confirmation.

5.                       Payment Information:

Mail:

COMPASS BANK

Attn: TX-HO-HT-WBS

MIDDLE OFFICE CIB OPERATIONS

PO BOX 4444

HOUSTON, TX

77210-9830

Wire Instructions:

Compass Bank      ABA#      062001186      AC# 07790126253

Contact information for payments:

Phone: +1-877-559-3780

Fax: +1-205-297-2329

Email: CapitalMarkets.us@bbva.com

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this confirmation enclosed for that purpose and returning it to us.

O.COM LAND LLC	COMPASS BANK

/s/ Carter Lee	/s/ Joel Herrera
Authorized Signature	Authorized Signature

Manager	Joel Herrera / Vice President

Printed Name / Title	Printed Name / Title